Exhibit 99(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Airborne, Inc. (“the Company”) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lanny H. Michael, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LANNY H. MICHAEL
Lanny H. Michael
Executive Vice President and Chief Financial Officer
August 13, 2002